Exhibit 10.27

PROMISSORY NOTE

$35,000,000.00	Birmingham, Alabama
December 20, 1999

                    FOR VALUE RECEIVED, Crescent Mortgage Services, Inc., a Georgia corporation (the “Borrower”), hereby unconditionally promises to pay to the order of COLONIAL BANK (together with any subsequent holder of this Note, the “Lender”) the unpaid principal amount of each Advance made by the Lender to the Borrower pursuant to the Loan Agreement referred to below on the Maturity Date. The Borrower further promises to pay interest on the unpaid principal amount of each Advance on the dates and at the rate or rates provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States in immediately available funds at the office of the Lender, located at 201 East Pine Street, Suite 730, Orlando, Florida 32801 or at such other office as the Lender may designate in writing from time to time.

                    The Lender is hereby authorized to record the date and amount of each Advance, the Type of each Advance, each payment and prepayment of principal of any such Advance, each payment of interest on such Advance and other information with respect thereto on the schedule annexed to and constituting a part of this Note (or on continuation of such schedule attached hereto and made a part hereof), or otherwise to record such information in the Lender’s internal records, and any such recordation shall constitute, absent manifest error, prime facie evidence of the accuracy of the information so recorded; provided that the failure to make a notation or the inaccuracy of any notation shall not limit or otherwise affect the Obligations.

                    This Note is the Note referred to in, and is entitled to all the benefits of the Note referred to in the Mortgage Warehouse Loan and Security Agreement dated as of December 20, 1999 between the Borrower and the Lender (as modified, amended, supplemented or restated from time to time, the “Loan Agreement”). Reference is hereby made to the Loan Agreement for rights and obligations of payment and prepayment, collateral security.  Events of Default and the rights of acceleration of the maturity hereof. Any capitalized terms not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

                    THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

                    IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed, sealed and delivered, in its corporate name by and through its duly authorized officer as of the date and year first above written.

BORROWER:

ATTEST:
CRESCENT MORTGAGE SERVICES, INC.

By:	/s/ J. DONALD BOGGUS, JR.	By:	/s/ ROBERT C. KENKNIGHT

Its:	Secretary	Name:	Robert C. KenKnight
		Title:	President

[CORPORATE SEAL]

Note (cont’d)

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Type of Advance	Amount of Advance	Amount of Principal Repaid	Notation Made by

FIRST AMENDMENT TO PROMISSORY NOTE

                    This First Amendment to Promissory Note (this “Amendment”) is entered into as of the 25th day of June, 2001, by and between CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation (herein called “Borrower”), and Colonial Bank, an Alabama banking corporation (herein called “Lender”):

W I T N E S S E T H:

                    WHEREAS, Borrower and Lender are parties to that certain Promissory Note in the original maximum principal amount of up to $35,000,000.00 dated December 20, 1999 (the “Note”); and

                    WHEREAS, Borrower and Lender desire to evidence a $15,000,000.00 increase in the maximum principal amount of the Note by amending the Note, as hereinafter provided.

                    NOW, THEREFORE, Borrower and Lender hereby agree as follows:

                    1.          The term “$35,000,000.00” is hereby deleted from the upper lefthand corner on the first page of the Note and the term “$50,000,000.00” is substituted in lieu thereof.

                    2.          Except as herein amended the Note shall remain in full force and effect, and said Note, as hereby amended, is ratified and affirmed in all respects.

                    3.          Upon execution of this Amendment, the Lender may attach this Amendment to the original Note, whereupon it shall become a part thereof.

                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

CRESCENT MORTGAGE SERVICES, INC.

[CORPORATE SEAL]		By:	/s/ ROBERT C. KENKNIGHT

Robert C. KenKnight
ATTEST:		Its:	President

By:	/s/ J. DONALD BOGGUS, JR.

J. Donald Boggus, Jr.
Its:	Secretary

LENDER:

COLONIAL BANK

		By:	/s/ AMY J. NUNNELEY

Amy J. Nunneley
		Its:	Senior Vice President

SECOND AMENDMENT TO PROMISSORY NOTE

                    This Second Amendment to Promissory Note (this “Amendment”) is entered into as of the 31 day of July, 2002, by and between CRESCENT MORTGAGE SERVICES, INC., a Georgia corporation (herein called “Borrower”), and Colonial Bank, an Alabama banking corporation (herein called “Lender”):

W I T N E S S E T H:

                    WHEREAS, Borrower and Lender are parties to that certain Promissory Note in the original maximum principal amount of up to $35,000,000.00 dated December 20, 1999, as amended by that certain First Amendment to Promissory Note dated as of June 25, 2001 which increased the maximum principal amount to $50,000,000.00 (as heretofore amended, the “Note”); and

                    WHEREAS, Borrower and Lender desire to evidence a $10,000,000.00 decrease in the maximum principal amount of the Note by amending the Note, as hereinafter provided.

                    NOW, THEREFORE, Borrower and Lender hereby agree as follows:

                    1.          The term “$50,000,000.00” is hereby deleted from the upper lefthand corner on the first page of the Note and the term “$40,000,000.00” is substituted in lieu thereof.

                    2.          Except as herein amended the Note shall remain in full force and effect, and said Note, as hereby amended, is ratified and affirmed in all respects.

                    3.          Upon execution of this Amendment, the Lender may attach this Amendment to the original Note, whereupon it shall become a part thereof.

                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

CRESCENT MORTGAGE SERVICES, INC.

[CORPORATE SEAL]		By:	/s/ ROBERT C. KENKNIGHT

Robert C. KenKnight
ATTEST:		Its:	President

By:	/s/ J. DONALD BOGGUS, JR.

J. Donald Boggus, Jr.
Its:	Secretary

LENDER:

COLONIAL BANK

		By:	/s/ AMY J. NUNNELEY

Amy J. Nunneley
		Its:	Senior Vice President